UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

Ohr Pharmaceutical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-88480	#90-0577933
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 5th Ave, 28th Floor, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items.

On December 10, 2013, results from the registrant’s OHR/AVR 118 Phase II clinical trial for the treatment of cancer cachexia were presented at the 7th International Cachexia Conference in Kobe, Japan. The registrant issued a press release with additional details from the presentation, a copy of which is being furnished as exhibit 99.1 to Form 8-K.

Exhibit No.	Description
99.1	Press Release Dated December 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.

Dated: December 11, 2013	By:	/s/ Irach Taraporewala
	Name:	Dr. Irach Taraporewala
	Title:	President and CEO